EX 99.28(d)(38)(xxvii)

Amendment to

 Amended and Restated

Investment Sub-Advisory Agreement Between

Jackson National Asset Management, LLC

and Mellon Investments Corporation

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (the “Adviser”), and Mellon Investments Corporation (originally, Mellon Capital Management Corporation), a Delaware corporation and registered investment adviser (the “Sub-Adviser”).

Whereas, the Adviser and Sub-Adviser (the “Parties”) entered into an Amended and Restated Investment Sub-Advisory Agreement, effective as of the 1st day of December, 2012, as amended (the “Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios (each a “Fund,” and collectively, the “Funds”) of JNL Series Trust (the “Trust”), as listed on Schedule A of the Agreement.

Whereas, the Board of Trustees of the Trust approved termination of Mellon Investments Corporation as the Sub-Adviser for the JNL/T. Rowe Price Mid-Cap Growth Fund, and the Parties have agreed to amend the Agreement to remove the JNL/T. Rowe Price Mid-Cap Growth Fund and its’ fees, effective August 28, 2020.

Now Therefore, in consideration of the mutual covenants herein contained, the Parties hereby agree to amend the Agreement as follows:

1)	Schedule A to the Agreement is hereby deleted and replaced, in its entirety, with Schedule A dated August 28, 2020, attached hereto.

2)	Schedule B to the Agreement is hereby deleted and replaced, in its entirety, with Schedule B dated August 28, 2020, attached hereto.

3)	Except as specifically amended hereby, the Agreement shall remain in full force and effect, in accordance with its terms.

4)	Each of the Parties represents and warrants to the others that it has full authority to enter into this Amendment, upon the terms and conditions hereof, and that the individual executing this Amendment is duly authorized to bind the respective party to this Amendment.

5)	This Amendment may be executed in one or more counterparts, which together shall constitute one document.

In Witness Whereof, the Parties have caused this Amendment to be executed, effective August 28, 2020.

Jackson National Asset Management, LLC		Mellon Investments Corporation (originally, Mellon Capital Management Corporation)

By:	/s/ Mark D. Nerud	By:	/s/ Alex Over
Name:	Mark D. Nerud	Name:	Alex Over
Title:	President and CEO	Title:	Executive Vice President

Schedule A

Dated August 28, 2020

Funds
JNL iShares Tactical Growth Fund
JNL iShares Tactical Moderate Fund
JNL iShares Tactical Moderate Growth Fund
JNL S&P 500 Index Fund
JNL/Goldman Sachs Competitive Advantage Fund
JNL/Goldman Sachs Dividend Income & Growth Fund
JNL/Goldman Sachs International 5 Fund
JNL/Goldman Sachs Intrinsic Value Fund
JNL/Goldman Sachs Total Yield Fund
JNL/Mellon Bond Index Fund
JNL/Mellon Communication Services Sector Fund
JNL/Mellon Consumer Discretionary Sector Fund
JNL/Mellon Consumer Staples Sector Fund
JNL/Mellon DowSM Index Fund
JNL/Mellon Emerging Markets Index Fund
JNL/Mellon Energy Sector Fund
JNL/Mellon Equity Income Fund
JNL/Mellon Financial Sector Fund
JNL/Mellon Healthcare Sector Fund
JNL/Mellon Industrials Sector Fund
JNL/Mellon Information Technology Sector Fund
JNL/Mellon International Index Fund
JNL/Mellon Materials Sector Fund
JNL/Mellon MSCI KLD 400 Social Index Fund
JNL/Mellon MSCI World Index Fund
JNL/Mellon Nasdaq® 100 Index Fund
JNL/Mellon Real Estate Sector Fund
JNL/Mellon S&P 500 Index Fund
JNL/Mellon S&P 400 MidCap Index Fund
JNL/Mellon Small Cap Index Fund
JNL/Mellon Utilities Sector Fund
JNL/RAFI® Fundamental Asia Developed Fund
JNL/RAFI® Fundamental Europe Fund
JNL/RAFI® Fundamental U.S. Small Cap Fund
JNL/RAFI® Multi-Factor U.S. Equity Fund

A-1

Funds
JNL/Vanguard Growth ETF Allocation Fund
JNL/Vanguard Moderate ETF Allocation Fund
JNL/Vanguard Moderate Growth ETF Allocation Fund
JNL/Morningstar Wide Moat Index Fund

A-2

 Schedule B

Dated August 28, 2020

(Compensation)

JNL iShares Tactical Growth Fund
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $2 billion	0.015%
Over $2 billion	0.010%

JNL iShares Tactical Moderate Fund
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $2 billion	0.015%
Over $2 billion	0.010%

JNL iShares Tactical Moderate Growth Fund
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $2 billion	0.015%
Over $2 billion	0.010%

JNL S&P 500 Index Fund
Average Daily Net Assets	Annual Rate
$0 to $3 billion	0.010%
Over $3 billion	0.005%

JNL/Goldman Sachs Competitive Advantage Fund
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
Over $500 million	0.015%

JNL/Goldman Sachs Dividend Income & Growth Fund
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
Over $500 million	0.015%

B-1

JNL/Goldman Sachs International 5 Fund
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
Over $500 million	0.015%

JNL/Goldman Sachs Intrinsic Value Fund
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
Over $500 million	0.015%

JNL/Goldman Sachs Total Yield Fund
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
Over $500 million	0.015%

JNL/Mellon Bond Index Fund
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $2 billion	0.015%
Over $2 billion	0.010%

JNL/Mellon Communication Services Sector Fund
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $2 billion	0.015%
Amounts over $2 billion	0.010%

JNL/Mellon Consumer Discretionary Sector Fund
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $2 billion	0.015%
Amounts over $2 billion	0.010%

JNL/Mellon Consumer Staples Sector Fund
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $2 billion	0.015%
Over $2 billion	0.010%

B-2

JNL/Mellon DowSM Index Fund
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $2 billion	0.015%
Amounts over $2 billion	0.010%

JNL/Mellon Emerging Markets Index Fund
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $2 billion	0.015%
Over $2 billion	0.010%

JNL/Mellon Energy Sector Fund
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $2 billion	0.015%
Amounts over $2 billion	0.010%

JNL/Mellon Equity Income Fund
Average Daily Net Assets	Annual Rate
$0 to $100 million	0.25%
$100 million to $200 million	0.20%
Over $200 million	0.15%

JNL/Mellon Financial Sector Fund
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $2 billion	0.015%
Amounts over $2 billion	0.010%

JNL/Mellon Healthcare Sector Fund
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $2 billion	0.015%
Amounts over $2 billion	0.010%

B-3

JNL/Mellon Industrials Sector Fund
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $2 billion	0.015%
Over $2 billion	0.010%

JNL/Mellon Information Technology Sector Fund
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $2 billion	0.015%
Amounts over $2 billion	0.010%

JNL/Mellon International Index Fund
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $2 billion	0.015%
Over $2 billion	0.010%

JNL/Mellon Materials Sector Fund
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $2 billion	0.015%
Over $2 billion	0.010%

JNL/Mellon MSCI KLD 400 Social Index Fund
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $2 billion	0.015%
Over $2 billion	0.010%

JNL/Mellon MSCI World Index Fund
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $2 billion	0.015%
Amounts over $2 billion	0.010%

B-4

JNL/Mellon Nasdaq® 100 Index Fund
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $2 billion	0.015%
Amounts over $2 billion	0.010%

JNL/Mellon Real Estate Sector Fund
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $2 billion	0.015%
Over $2 billion	0.010%

JNL/Mellon S&P 500 Index Fund
Average Daily Net Assets	Annual Rate
$0 to $3 billion	0.010%
Over $3 billion	0.005%

JNL/Mellon S&P 400 MidCap Index Fund
Average Daily Net Assets	Annual Rate
$0 to $3 billion	0.010%
Over $3 billion	0.005%

JNL/Mellon Small Cap Index Fund
Average Daily Net Assets	Annual Rate
$0 to $3 billion	0.010%
Over $3 billion	0.005%

JNL/Mellon Utilities Sector Fund
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $2 billion	0.015%
Over $2 billion	0.010%

JNL/RAFI® Fundamental Asia Developed Fund
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $2 billion	0.015%
Over $2 billion	0.010%

B-5

JNL/RAFI® Fundamental Europe Fund
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $2 billion	0.015%
Over $2 billion	0.010%

JNL/RAFI® Fundamental U.S. Small Cap Fund
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $2 billion	0.015%
Over $2 billion	0.010%

JNL/RAFI® Multi-Factor U.S. Equity Fund
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $2 billion	0.015%
Over $2 billion	0.010%

JNL/Vanguard Growth ETF Allocation Fund
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $2 billion	0.015%
Over $2 billion	0.010%

JNL/Vanguard Moderate ETF Allocation Fund
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $2 billion	0.015%
Over $2 billion	0.010%

JNL/Vanguard Moderate Growth ETF Allocation Fund
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $2 billion	0.015%
Over $2 billion	0.010%

B-6

JNL/Morningstar Wide Moat Index Fund
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $2 billion	0.015%
Over $2 billion	0.010%

B-7